Exhibit 10.3

CLASS B STOCK PURCHASE AGREEMENT

THIS CLASS B STOCK PURCHASE AGREEMENT (this “Agreement”) is entered into as of September 25, 2013, by and between Quality Technology Group, LLC, a Kansas limited liability company (“QTG”), and QTS Realty Trust, Inc., a Maryland corporation (“QTS REIT”).

RECITALS

A. All capitalized terms used but not defined herein shall have the meanings set forth in Exhibit A.

B. QTS REIT and the QualityTech, LP, a Delaware limited partnership (the “Partnership”), intend to engage in various related transactions (collectively, the “IPO Transactions”) pursuant to which, among other things, QTS REIT will (i) effect an initial public offering (the “IPO”) of its Class A common stock, par value $0.01 per share, and (ii) become the general partner of the Partnership.

C. QTG owns 400,000 Class D units of limited partnership interest of the Partnership (“Class D Units”), which, immediately prior to consummation of the IPO will convert automatically into 400,000 Class A units of limited partnership interest of the Partnership (“Class A Units”) in accordance with their terms.

D. As part of the IPO Transactions, QTG desires to purchase from QTS REIT, and QTS REIT desires to issue and sell to QTG, in exchange for a contribution of Class A Units to QTS REIT, a specified number of shares of Class B common stock, par value $0.01 per share (“Class B Common Stock”), on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual undertakings set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

THE PURCHASE

Section 1.1 Class B Purchase. Subject to the terms and conditions hereof, QTS REIT agrees to issue, sell and deliver to QTG, and QTG agrees to acquire and accept from QTS REIT, at the Closing (as defined below), 133,000 newly issued shares of Class B Common Stock of QTS REIT (the “Purchased Class B Shares,” and the purchase thereof, the “Class B Purchase”).

Section 1.2 Unit Contribution.

(a) Subject to the terms and conditions hereof and as consideration for the Class B Purchase, QTG agrees to contribute or otherwise transfer, assign and convey to QTS REIT, and QTS REIT agrees to acquire and accept from QTG, at the Closing (as defined below), QTG’s right, title and interest in and to 133,000 Class A Units (the “Contributed Units”), free and clear of all Liens and together with all rights and claims related thereto as a partner in the Partnership (the “Unit Contribution”).

(b) Subject to the terms and conditions hereof, in connection with the Unit Contribution, QTS REIT agrees to assume from QTG at the Closing (as defined below) and thereafter pay, honor, discharge and perform, as the case may be, in a timely manner and in accordance with their respective terms, all of QTG’s liabilities and obligations with respect to the Contributed Units arising after the Closing under the agreement of limited partnership of the Partnership (the “Assumed Liabilities”).

Section 1.3 Admission and Cessation. Upon consummation of the Contribution, QTS REIT shall be admitted as a partner in the Partnership with respect to the Contributed Units.

ARTICLE II

CLOSING; TERM OF AGREEMENT

Section 2.1 Closing. Unless this Agreement shall have been terminated pursuant to Section 2.5, subject to the satisfaction or waiver of the conditions in Article 7, the closing of the transactions contemplated by this Agreement shall occur (x) after the execution by QTS REIT of an underwriting agreement by and among QTS REIT and certain underwriters set forth therein pursuant to which QTS REIT will issue and sell shares in the IPO, (y) after conversion of QTG’s Class D Units into Class A Units in accordance with their terms and (z) concurrently with or immediately prior to the IPO (the “Closing”). The Closing shall take place at the offices of Hogan Lovells US LLP, located at Columbia Square, 555 Thirteenth Street, NW, Washington, D.C. or such other place as determined by QTS REIT in its sole discretion. The Closing shall be deemed to be effective as of 12:01 a.m. (Eastern Time) on the date of the Closing (the “Closing Date”). The Closing and the closing of the IPO shall be deemed concurrent for all purposes.

Section 2.2 Closing Deliveries.

(a) At the Closing, QTG shall deliver to QTS REIT an Assignment and Assumption Agreement, substantially in the form attached hereto as Exhibit B (the “Assignment and Assumption Agreement”), duly executed by QTG, pursuant to which (x) QTG will contribute, transfer, assign and convey to QTS REIT title to the Contributed Units, free and clear of all Liens, and (y) QTS REIT will assume the Assumed Liabilities.

(b) At the Closing, QTS REIT shall deliver to QTG:

(i)	the Assignment and Assumption Agreement, duly executed by QTS REIT; and

(ii)	a stock certificate or certificates representing the Purchased Class B Shares issued to QTG in exchange for the Contributed Units (the “Class B Certificate”).

Section 2.3 Legend. The Class B Certificate shall bear the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE ENCUMBERED, PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHIN THE UNITED STATES EXCEPT PURSUANT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS AND, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON BENEFICIAL OWNERSHIP, CONSTRUCTIVE OWNERSHIP AND TRANSFER. SUBJECT TO CERTAIN FURTHER RESTRICTIONS AND EXCEPT AS EXPRESSLY PROVIDED IN THE CORPORATION’S CHARTER, (I) NO PERSON MAY BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF THE CORPORATION’S COMMON STOCK IN EXCESS OF 7.5% (IN VALUE OR NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE CORPORATION, OTHER THAN (A) AN EXCEPTED HOLDER, OR (B) A DESIGNATED INVESTMENT ENTITY; (II) NO PERSON MAY BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF THE CORPORATION’S PREFERRED STOCK OF THE CORPORATION IN EXCESS OF 7.5% (IN VALUE OR NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE TOTAL OUTSTANDING SHARES OF SUCH CLASS OR SERIES OF PREFERRED STOCK OF THE CORPORATION; (III) NO EXCEPTED HOLDER MAY BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF THE CORPORATION’S COMMON STOCK IN EXCESS OF THE EXCEPTED HOLDER LIMIT FOR SUCH EXCEPTED HOLDER, AS SET FORTH IN THE CORPORATION’S CHARTER; (IV) NO DESIGNATED INVESTMENT ENTITY MAY BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF THE CORPORATION’S COMMON STOCK OR SHARES OF THE CORPORATION’S PREFERRED STOCK IN EXCESS OF 9.8% (IN VALUE OR NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE OUTSTANDING SHARES OF COMMON STOCK OR PREFERRED STOCK OF THE CORPORATION, AS APPLICABLE; (V) NO PERSON MAY BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF THE CORPORATION’S CAPITAL STOCK THAT WOULD RESULT IN THE CORPORATION BEING “CLOSELY HELD” UNDER SECTION 856(H) OF THE CODE OR OTHERWISE CAUSE THE CORPORATION TO FAIL TO QUALIFY AS A REIT; (VI) NO PERSON MAY BENEFICIALLY OWN OR

CONSTRUCTIVELY OWN SHARES OF THE CORPORATION’S CAPITAL STOCK THAT WOULD RESULT IN THE CORPORATION OWNING (DIRECTLY OR INDIRECTLY) AN INTEREST IN A TENANT THAT IS DESCRIBED IN SECTION 856(D)(2)(B) OF THE CODE IF THE INCOME DERIVED BY THE CORPORATION (EITHER DIRECTLY OR INDIRECTLY THROUGH ONE OR MORE PARTNERSHIPS OR LIMITED LIABILITY COMPANIES) FROM SUCH TENANT FOR THE TAXABLE YEAR OF THE CORPORATION DURING WHICH SUCH DETERMINATION IS BEING MADE WOULD REASONABLY BE EXPECTED TO EQUAL OR EXCEED THE LESSER OF (A) ONE PERCENT (1%) OF THE CORPORATION’S GROSS INCOME (AS DETERMINED FOR PURPOSES OF SECTION 856(C) OF THE CODE), OR (B) AN AMOUNT THAT WOULD CAUSE THE CORPORATION TO FAIL TO SATISFY ANY OF THE GROSS INCOME REQUIREMENTS OF SECTION 856(C) OF THE CODE; AND (VII) NO PERSON MAY TRANSFER SHARES OF CAPITAL STOCK IF SUCH TRANSFER WOULD RESULT IN THE CAPITAL STOCK OF THE CORPORATION BEING OWNED BY FEWER THAN 100 PERSONS (AS DETERMINED UNDER THE PRINCIPLES OF SECTION 856(A)(5) OF THE CODE). ANY PERSON WHO BENEFICIALLY OWNS OR CONSTRUCTIVELY OWNS, TRANSFERS OR ATTEMPTS TO BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF CAPITAL STOCK WHICH CAUSES OR WILL CAUSE A PERSON TO BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF CAPITAL STOCK IN EXCESS OR IN VIOLATION OF THE ABOVE LIMITATIONS SET FORTH MUST IMMEDIATELY NOTIFY THE CORPORATION. IF CERTAIN OF THE RESTRICTIONS ON TRANSFER OR OWNERSHIP ABOVE ARE VIOLATED, THE SHARES OF CAPITAL STOCK REPRESENTED HEREBY WILL BE AUTOMATICALLY TRANSFERRED TO A CHARITABLE TRUSTEE OF A CHARITABLE TRUST FOR THE BENEFIT OF ONE OR MORE CHARITABLE BENEFICIARIES. IN ADDITION, THE CORPORATION MAY TAKE OTHER ACTIONS, INCLUDING REDEEMING CAPITAL STOCK UPON THE TERMS AND CONDITIONS SPECIFIED BY THE BOARD OF DIRECTORS IN ITS SOLE AND ABSOLUTE DISCRETION IF THE BOARD OF DIRECTORS DETERMINES THAT OWNERSHIP OR A TRANSFER OR NON-TRANSFERRING EVENT MAY VIOLATE THE RESTRICTIONS DESCRIBED ABOVE. FURTHERMORE, UPON THE OCCURRENCE OF CERTAIN EVENTS, ATTEMPTED TRANSFERS IN VIOLATION OF THE RESTRICTIONS DESCRIBED ABOVE MAY BE VOID AB INITIO. A PERSON WHO ATTEMPTS TO BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF CAPITAL STOCK IN VIOLATION OF THE OWNERSHIP LIMITATIONS DESCRIBED ABOVE SHALL HAVE NO CLAIM, CAUSE OF ACTION, OR ANY RECOURSE WHATSOEVER AGAINST A TRANSFEROR OF SUCH SHARES.

SHARES OF CLASS B COMMON STOCK CONVERT AUTOMATICALLY INTO FULLY-PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK AT A RATIO OF ONE (1) SHARE OF CLASS A COMMON STOCK FOR EACH SHARE OF CLASS B COMMON STOCK UPON THE FOLLOWING EVENTS AND IN THE FOLLOWING AMOUNTS: (I) THE TRANSFER OF BENEFICIAL OWNERSHIP OF CLASS B COMMON STOCK BY A BENEFICIAL OWNER THEREOF, WITH EACH SHARE OF CLASS B COMMON STOCK BEING TRANSFERRED CONVERTING AUTOMATICALLY INTO CLASS A COMMON STOCK IMMEDIATELY PRIOR TO SUCH TRANSFER, AND (II) UPON THE TRANSFER OF BENEFICIAL OWNERSHIP OF OP UNITS BY A BENEFICIAL OWNER OF SHARES OF CLASS B COMMON STOCK, WITH A NUMBER OF SHARES OF CLASS B COMMON STOCK BENEFICIALLY OWNED BY THE BENEFICIAL OWNER OF SUCH OP UNITS EQUAL TO THE QUOTIENT (ROUNDED UP TO THE NEAREST WHOLE NUMBER) OF (X) NUMBER OF OP UNITS BEING TRANSFERRED, DIVIDED BY (Y) FORTY NINE (49), CONVERTING AUTOMATICALLY INTO CLASS A COMMON STOCK IMMEDIATELY PRIOR TO SUCH TRANSFER; PROVIDED THAT (A) IF A TRANSFER OF SHARES OF CLASS B COMMON STOCK OR OP UNITS WOULD OTHERWISE TRIGGER AN AUTOMATIC CONVERSION PURSUANT TO CLAUSE (I) OR CLAUSE (II) ABOVE, SUCH SHARES OF CLASS B COMMON STOCK SHALL NOT BE SO CONVERTED TO THE EXTENT THAT THE TRANSFER IS MADE TO A PERMITTED TRANSFEREE OF SUCH TRANSFERRING BENEFICIAL OWNER, AND (B) IF A TRANSFER OF SHARES OF OP UNITS WOULD OTHERWISE TRIGGER AN AUTOMATIC CONVERSION PURSUANT TO CLAUSE (II) ABOVE, CLASS B COMMON STOCK SHALL NOT BE SO CONVERTED TO THE EXTENT THAT FOLLOWING SUCH TRANSFER, THE TRANSFERRING BENEFICIAL OWNER CONTINUES TO BENEFICIALLY OWN AT LEAST FORTY NINE (49) OP UNITS FOR EVERY SHARE OF CLASS B COMMON STOCK BENEFICIALLY OWNED BY SUCH HOLDER.

ALL CAPITALIZED TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE CORPORATION’S CHARTER, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER AND OWNERSHIP, WILL BE FURNISHED TO EACH HOLDER OF SHARES OF CAPITAL STOCK OF THE CORPORATION ON REQUEST AND WITHOUT CHARGE. REQUESTS FOR SUCH A COPY MAY BE DIRECTED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.

Section 2.4 Further Action. If, at any time after the Closing, QTS REIT shall determine or be advised that any bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in QTS REIT the right, title or interest in, to or under the Contributed Units, QTS REIT shall be authorized to execute and deliver, in the name and on behalf of QTG, all such bills of sale, assignments and assurances and to take and do, in the name and on behalf of QTG, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under the Contributed Units in QTS REIT or otherwise to carry out this Agreement.

Section 2.5 Term of the Agreement. This Agreement shall terminate automatically without any liability of the parties and be of no further force or effect if the Class B Purchase and the Unit Contribution shall not have been consummated on or prior to January 1, 2014.

Section 2.6 Effect of Termination. If this Agreement is terminated for any reason prior to the Closing, all obligations on the part of each party under this Agreement shall terminate, except that the obligations set forth in this Section 2.6 shall survive, and no party shall have any liability to any party with respect to any claim arising out of this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF QTG

Except as set forth in the registration statement on form S-11 of QTS REIT for the IPO (the “Registration Statement”), QTG represents and warrants to QTS REIT, as of the date hereof and as of Closing, as follows:

Section 3.1 Organization; Authority. QTG has been duly formed and is validly existing and in good standing under the Laws of the State of Delaware and has all requisite power and authority to enter into this Agreement and to carry on its business as presently conducted and, to the extent required under applicable Law, is qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the character of its property make such qualification necessary, other than such failures to be so qualified as would not, individually or in the aggregate, reasonably be expected to have a QTG Material Adverse Effect.

Section 3.2 Due Authorization. The execution, delivery and performance of this Agreement and each agreement, document and instrument executed and delivered by or on behalf of QTG pursuant to this Agreement have been duly and validly authorized by all necessary limited liability company action of QTG. This Agreement and each agreement, document and instrument executed and delivered by or on behalf of QTG pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of the QTG, enforceable against QTG in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar Laws relating to creditors’ rights and general principles of equity.

Section 3.3 Consents and Approvals. No consent, waiver, approval, authorization, order, license, permit or registration of, qualification, designation, declaration or filing with, any Person or Governmental Authority or under any applicable Laws is required to be obtained by QTG in connection with the execution, delivery and performance of this Agreement.

Section 3.4 No Violation. None of the execution, delivery or performance of this Agreement, any agreement contemplated hereby between the parties to this Agreement or the transactions contemplated hereby or thereby will, with or without the giving of notice, lapse of time, or both, violate, conflict with, result in a breach of, or constitute a default under or give to others any right of termination, acceleration, cancellation or other right under, (a) Organizational Documents of QTG, (b) any agreement, document or instrument to which QTG or any of its assets are bound or (c) any term or provision of any judgment, order, writ, injunction, or decree binding on QTG, except for, in the case of clause (b) or (c), any such breaches or defaults that would not, individually or in the aggregate, reasonably be expected to have a QTG Material Adverse Effect.

Section 3.5 Ownership of the Contributed Units. Upon conversion of QTG’s Class D Units into Class A Units immediately prior to consummation of the IPO, (i) QTG will own the Contributed Units free and clear of all Liens of any nature whatsoever, and (ii) other than this Agreement, there will be no contracts, arrangements, commitments or restrictions between or among QTG and any other Persons with respect to the disposition, issuance, sale, transfer or purchase of the Contributed Units or otherwise relating to the Contributed Units, other than the Agreement of Limited Partnership of the Partnership and the Unitholders Agreement among certain partners of the Partnership.

Section 3.6 Litigation. There is no action, suit, or proceeding pending or, to the Knowledge of QTG, threatened against QTG that challenges or impairs the ability of QTG to execute or deliver this Agreement, materially perform its obligations under this Agreement or consummate the transactions contemplated hereby.

Section 3.7 No Insolvency Proceedings. No bankruptcy or similar insolvency proceeding has been filed, or is currently contemplated, with respect to QTG.

Section 3.8 Securities Laws Matters.

(a) QTG acknowledges that (i) QTS REIT intends the offer and issuance of the Purchased Class B Shares hereunder to be exempt from registration under the Securities Act and applicable state securities laws by virtue of the status of QTG as an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act (“Regulation D”) acquiring such Purchased Class B Shares in transactions exempt from registration pursuant to Rule 506 of Regulation D, and (ii) in issuing any Purchased Class B Shares pursuant to the terms of this Agreement, QTS REIT is relying on the representations made by QTG as follows:

(b) QTG has had access to and has received such financial and other information regarding QTS REIT as QTG deems necessary in order to make its investment decision to acquire the Purchased Class B Shares to be issued to QTG hereunder. QTG has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person other than QTS REIT, its Affiliates or its representatives.

(c) QTG is a sophisticated investor and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the acquisition of the Purchased Class B Shares hereunder, and QTG is able to bear the economic risks of such an investment. QTG is aware that it may be required to bear the economic risk of an investment in the Purchased Class B Shares for an indefinite period of time, and it is able to bear such risk for an indefinite period. QTG has relied upon its own tax, legal and financial advisors in connection with its decision to acquire the Purchased Class B Shares issued to QTG hereunder. QTG is an “accredited investor” within the meaning of Rule 501(a) of Regulation D.

(d) QTG is acquiring the Purchased Class B Shares to be issued hereunder for its own account and not with a view to or for the purposes of resale, distribution or fractionalization, in whole or in part, of such Purchased Class B Shares.

(e) QTG acknowledges that the Purchased Class B Shares to be issued hereunder has not been registered under the Securities Act and is being offered and sold to QTG in reliance on specific exemptions from the registration requirements of U.S. securities laws and that QTS REIT is relying upon the truth and accuracy of the representations and warranties of QTG set forth in this Section 3.8 in order to determine the applicability of such exemptions and the suitability of QTG to acquire the Purchased Class B Shares. QTG agrees that if any such representation and warranty made in this Section 3.8 is no longer accurate, it shall promptly notify QTS REIT. QTG acknowledges that if it decides to resell or otherwise transfer any of its Purchased Class B Shares, then such shares may be resold or transferred only if sold in a transaction that does not require registration under the Securities Act or any applicable laws of the states of the United States.

(f) QTG agrees that so long as the Purchased Class B Shares to be issued to QTG hereunder are “restricted securities” as defined in Rule 144 under the Securities Act, it shall notify each transferee of any shares of Purchased Class B Shares from it that (i) such shares have not been registered under the Securities Act, (ii) such shares are subject to the restrictions on the resale or other transfer thereof described in paragraph (e) above, (iii) such transferee shall be deemed to have represented (x) as to its status as a purchaser acquiring such shares in a transaction that does not require registration under the Securities Act or any applicable laws of the states of the United States and (y) that such transferee is not an “underwriter” within the meaning of Section 2(11) of the Securities Act and (iv) such transferee shall be deemed to have agreed to notify its subsequent transferees as to the foregoing.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF QTS REIT

Except as set forth in the Registration Statement, QTS REIT represents and warrants to QTG as follows:

Section 4.1 Organization; Authority. QTS REIT has been duly formed and is validly existing and in good standing under the Laws of the State of Maryland and has all requisite power and authority to enter into this Agreement and to carry on its business as presently conducted and, to the extent required under applicable Law, is qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the character of its property make such qualification necessary, other than such failures to be so qualified as would not, individually or in the aggregate, reasonably be expected to have a QTS REIT Material Adverse Effect.

Section 4.2 Due Authorization. The execution, delivery and performance of this Agreement and each agreement, document and instrument executed and delivered by or on behalf of QTS REIT pursuant to this Agreement have been duly and validly authorized by all necessary corporate action of QTS REIT. This Agreement and each agreement, document and instrument executed and delivered by or on behalf of QTS REIT pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of QTS REIT, enforceable against QTS REIT in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar Laws relating to creditors’ rights and general principles of equity.

Section 4.3 Consents and Approvals. Except for the approvals described in Section 4.2 hereof, no consent, waiver, approval, authorization, order, license, permit or registration of, qualification, designation, declaration or filing with, any Person or Governmental Authority or under any applicable Laws is required to be obtained by QTS REIT in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

Section 4.4 No Violation. None of the execution, delivery or performance of this Agreement, any agreement contemplated hereby between the parties to this Agreement or the transactions contemplated hereby or thereby will, with or without the giving of notice, lapse of time, or both, violate, conflict with, result in a breach of, or constitute a default under or give to others any right of termination, acceleration, cancellation or other right under, (a) Organizational Documents of QTS REIT, (b) any agreement, document or instrument to which QTS REIT or any of its assets are bound or (c) any term or provision of any judgment, order, writ, injunction, or decree binding on QTS REIT, except for, in the case of clause (b) or (c), any such breaches or defaults that would not, individually or in the aggregate, reasonably be expected to have a QTS REIT Material Adverse Effect.

Section 4.5 Capitalization.

(a) The shares of Class B Common Stock to be issued pursuant to this Agreement have been duly authorized by QTS REIT and, when issued against the consideration therefor, will be validly issued, fully paid and non-assessable, free and clear of all Liens (other than those created by QTG). Assuming the truthfulness and accuracy of QTG’s representations and warranties set forth in Section 3.8, none of the shares of Purchased Class B Stock will be issued in violation of the Securities Act or any other securities Law.

(b) The Class B Common Stock to be issued to QTG pursuant to this Agreement will represent, in the aggregate, upon the issuance thereof, 100% of the outstanding shares of Class B Common Stock.

ARTICLE V

NATURE OF REPRESENTATIONS AND WARRANTIES

Section 5.1 No Implied Representations or Warranties.

(a) Other than the representations and warranties expressly set forth in Article 3, QTG is not making, and is expressly disclaiming, all other representations and warranties in connection with this Agreement or the transactions contemplated hereby.

(b) Other than the representations and warranties expressly set forth in Article 4, QTS REIT is not making, and is expressly disclaiming, all other representations and warranties in connection with this Agreement or the transactions contemplated hereby.

Section 5.2 Survival of Representations and Warranties. The representations and warranties set forth in Article 3 and Article 4 shall survive the Closing until the first anniversary of Closing.

ARTICLE VII

CONDITIONS TO CLOSING

Section 7.1 General Conditions. The obligations of each of QTS REIT and QTG to consummate the transactions contemplated hereby shall be subject to the fulfillment of the following conditions at or prior to the Closing (unless waived in whole or in part by QTS REIT or QTG, respectively, in their respective sole discretion):

(a) The Registration Statement shall have become effective under the Securities Act, and shall not be the subject of any stop order or other action, suit or proceeding by the Securities and Exchange Commission (“SEC”) (and this condition may not be waived by either QTS REIT or QTG); and

(b) The closing of the IPO shall occur concurrently with or immediately following the Closing.

Section 7.2 Conditions to QTS REIT’s Obligations. The obligations of QTS REIT to consummate the transactions contemplated hereby shall be subject to the fulfillment of the following conditions at or prior to the Closing (unless waived in whole or in part by QTS REIT, in its sole and absolute discretion):

(a) The representations and warranties contained in Articles 3 shall be true and correct in all material respects as of the Closing as if made at that time (except to the extent that any representation or warranty speaks as of an earlier date, in which case such representation or warranty must have been true and correct only as of that date); and

(b) The obligations and covenants of QTG contained in this Agreement to be performed on or prior to the Closing Date shall have been duly performed in all material respects on or prior to the Closing Date.

Section 7.3 Conditions to QTG’s Obligations. The obligations of QTG to consummate the transactions contemplated hereby shall be subject to the fulfillment of the following conditions at or prior to the Closing (unless waived in whole or in part by QTG, in its respective sole and absolute discretion):

(a) The representations and warranties contained in Article 4 shall be true and correct in all material respects as of the Closing as if made at that time (except to the extent that any representation or warranty speaks as of an earlier date, in which case such representation or warranty must have been true and correct only as of that date); and

(b) The obligations and covenants of the Partnership contained in this Agreement to be performed on or prior to the Closing Date shall have been duly performed in all material respects on or prior to the Closing Date.

ARTICLE VIII

MISCELLANEOUS

Section 8.1 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and it will not be necessary in making proof of this Agreement or the terms of this Agreement to produce or account for more than one of such counterparts. All counterparts shall constitute one and the same instrument. Each party may execute this Agreement via a facsimile (or transmission of a .pdf file) of this Agreement. In addition, facsimile or .pdf signatures of authorized signatories of the parties shall be valid and binding and delivery of a facsimile or .pdf signature by any party shall constitute due execution and delivery of this Agreement.

Section 8.2 Governing Law. This Agreement shall be governed by and construed in accordance with the internal Laws of the State of Maryland, without regard to the choice of laws provisions thereof.

Section 8.3 Amendment; Waiver. Any amendment hereto shall be in writing and signed by all parties hereto. No waiver of any provisions of this Agreement shall be valid unless in writing and signed by the party against whom enforcement is sought. The waiver by any party of the performance of any act shall not operate as a waiver of the performance of any other act or an identical act required to be performed at a later time. Except as otherwise provided herein, no action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement.

Section 8.4 Entire Agreement. This Agreement and the exhibits and schedules hereto constitute the entire agreement and supersede conflicting provisions set forth in all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof, as the case may be.

Section 8.5 Assignability. This Agreement and all of the provisions hereof shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns, and any reference to a party shall also be a reference to an heir, legal representative, successor or permitted assign; provided, however, that this Agreement may not be assigned (except by operation of Law) by any party without the prior written consent of the other parties, and any attempted assignment without such consent shall be void and of no effect.

Section 8.6 Titles. The titles and captions of the Articles, Sections and paragraphs of this Agreement are included for convenience of reference only and shall have no effect on the construction or meaning of this Agreement.

Section 8.7 Third Party Beneficiary. No provision of this Agreement is intended, nor shall it be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any customer, affiliate, shareholder, partner, member, director, officer or employee of any party hereto or any other Person. All provisions hereof shall be personal solely among the parties to this Agreement.

Section 8.8 Severability. If any provision of this Agreement, or the application thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Agreement and application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision and to execute any amendment, consent or agreement deemed necessary or desirable by QTS REIT to effect such replacement. To the extent permitted by applicable Law, the parties waive any provision of applicable Law which renders any provision of this Agreement unenforceable in any respect.

Section 8.9 Interpretation. This Agreement shall be read and construed in the English language. As used in this Agreement, any reference to the masculine, feminine or neuter gender shall include all genders, the plural shall include the singular, and singular shall include the plural. References herein to a party or other Person include their respective successors and assigns. The words “include,” “includes” and “including” when used herein shall be deemed to be followed by the phrase “without limitation” unless such phrase otherwise appears. Unless the context otherwise requires, references herein to articles, sections, schedules, exhibits and attachments shall be deemed references to articles and sections of, and schedules, exhibits and attachments to, this Agreement. Unless the context otherwise requires, the words “hereof,” “hereby” and “herein” and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular article, section or provision hereof. Except when used together with the word “either” or otherwise for the purpose of identifying mutually exclusive alternatives, the term “or” has the inclusive meaning represented by the phrase “and/or.” Any deadline or time period set forth in this Agreement that by its terms ends on a day that is not a Business Day shall be automatically extended to the next succeeding Business Day. With regard to each and every term and condition of this Agreement, the parties understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the parties desire or are required to interpret or construe any such term or condition or any agreement or instrument subject thereto, no consideration shall be given to the issue of which party actually prepared, drafted or requested any term or condition of this Agreement.

Section 8.10 Notices. All notices, requests, demands, waivers and communications required or permitted to be given under this Agreement shall be in writing signed by or on behalf of the party making such notice, request, demand, waiver or communication and shall be deemed to be given (i) on the day delivered (or if that day is not a Business Day, or if delivered after the close of business on a Business Day, on the next day that is a Business Day) when delivered by personal delivery or overnight courier, (ii) on the third Business Day after mailed by registered or certified mail, postage prepaid, return receipt requested, or (iii) upon transmission when sent by or facsimile or email transmission (provided that such facsimile or email is followed by an original of such notice by mail or personal delivery as provided herein). Mailed notices shall be addressed as set forth below, but any party may change the address set forth below by written notice to other parties in accordance with this paragraph.

If to QTS REIT:

QTS Realty Trust, Inc.

12851 Foster Street, Suite 205

Overland Park, Kansas 66213

Attention: Shirley E. Goza, General Counsel

Facsimile: (913) 814-7766

Email: shirley.goza@qualitytech.com

If to QTG:

c/o Chad L. Williams

12851 Foster Street, Suite 205

Overland Park, Kansas 66213

Facsimile: (913) 814-7766

Email: chad.williams@qualitytech.com

Section 8.11 Equitable Remedies. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the specific terms hereof or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any federal or state court located in the State of Maryland (as to which the parties agree to submit to jurisdiction for the purpose of such action), this being in addition to any other remedy to which the parties are entitled under this Agreement.

Section 8.12 Enforcement Costs. Should either party institute any action, suit or proceeding to enforce the terms of this Agreement, the prevailing party shall be entitled to receive all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by such prevailing party in connection with such action, suit or proceeding. A party entitled to recover costs and expenses under this Section shall also be entitled to recover all costs and expenses (including reasonable attorneys’ fees) incurred in the enforcement of any judgment or settlement obtained in such action or proceeding (and in any such judgment provision shall be made for the recovery of such post-judgment costs and expenses).

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

QTS REIT QTS REALTY TRUST, INC.

By:	/s/ Shirley E. Goza
Name: Shirley E. Goza Title: Secretary and General Counsel

QTG: QUALITY TECHNOLOGY GROUP, LLC

By:	/s/ Chad. L. Williams
Name: Chad L. Williams Title: Manager

EXHIBIT A

DEFINITIONS

For purposes of the Agreement, the following terms have the meanings set forth below:

“Affiliate” means, with respect to any Person, a Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the specified Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

“Agreement” has the meaning set forth in the Preamble to this Agreement.

“Assignment and Assumption Agreement” has the meaning set forth in Section 2.2 of this Agreement.

“Assumed Liabilities” has the meaning set forth in Section 1.2(b) of this Agreement.

“Business Day” means any day that is not a Saturday, Sunday or legal holiday in the State of Delaware.

“Class A Units” has the meaning set forth in the Recitals to this Agreement.

“Class B Certificate” has the meaning set forth in Section 2.2(b) of this Agreement.

“Class B Common Stock” has the meaning set forth in the Recitals to this Agreement.

“Class B Purchase” has the meaning set forth in Section 1.1 of this Agreement.

“Class D Units” has the meaning set forth in the Recitals to this Agreement.

“Closing” has the meaning set forth in Section 2.1 of this Agreement.

“Closing Date” has the meaning set forth in Section 2.1 of this Agreement.

“Contributed Units” has the meaning set forth in Section 1.2(a) of this Agreement.

“Governmental Authority” means any government or agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

“IPO” has the meaning set forth in the Recitals to this Agreement.

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“IPO Transactions” has the meaning set forth in the Recitals to this Agreement.

“Knowledge” means, with respect to a representation of QTG, the current, actual knowledge of Chad L. Williams.

“Laws” means laws, statutes, rules, regulations, codes, orders, ordinances, judgments, injunctions, decrees and policies of any Governmental Authority, including, without limitation, zoning, land use or other similar rules or ordinances.

“Liens” means all pledges, claims, liens, charges, restrictions, controls, easements, rights of way, exceptions, reservations, leases, licenses, grants, covenants and conditions, encumbrances and security interests of any kind or nature whatsoever.

“Partnership” has the meaning set forth in the Recitals to this Agreement.

“Purchased Class B Shares” has the meaning set forth in Section 1.1 of this Agreement.

“QTG” has the meaning set forth in the Preamble to this Agreement.

“QTG Material Adverse Effect” means any material adverse change in QTG’s ability to consummate the transactions contemplated herein.

“QTS REIT” has the meaning set forth in the Preamble to this Agreement.

“QTS REIT Material Adverse Effect” means any material adverse change in QTS REIT’s ability to consummate the transactions contemplated herein.

“Organizational Documents” means, with respect to a Person that is not a natural Person, such Person’s certificate of formation, declaration of trust, certificate of incorporation and bylaws, certificate of limited partnership and limited partnership agreement, limited liability company agreement or operating agreement, as applicable.

“Person” means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

“Registration Statement” has the meaning set forth in the introduction to Article 3 of this Agreement.

“Regulation D” has the meaning set forth in Section 3.10 of this Agreement.

“SEC” has the meaning set forth in Section 8.1(c) of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder.

“Unit Contribution” has the meaning set forth in Section 1.2(a) of this Agreement.

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EXHIBIT B

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is entered into as of [            ], 2013, by and between Quality Technology Group, LLC, a Kansas limited liability company (“QTG”), and QTS Realty Trust, Inc., a Maryland corporation (“QTS REIT”).

A. Pursuant to that certain Class B Purchase Agreement dated as of September 25, 2013, by and between QTG and QTS REIT (the “Purchase Agreement”), QTG is obligated on this date to contribute or otherwise transfer, assign and convey to QTS REIT 133,000 Class A units of limited partnership interest (the “Contributed Units”) in QualityTech, LP, a Delaware limited partnership (the “Partnership”), for the consideration and upon the terms and conditions set forth in the Purchase Agreement; and

B. Capitalized terms used herein and not otherwise defined shall have the meanings specified in the Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual undertakings set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Assignment. Upon the terms and subject to the conditions specified herein and in the Purchase Agreement, effective as of 12:01 a.m. (Eastern Time) the date hereof, QTG hereby contributes, assigns, transfers and conveys to QTS REIT, and QTS REIT hereby assumes and accepts, QTG’s right, title and interest in and to the Contributed Units, free and clear of all Liens, and together with all rights and claims related thereto as a partner of the Partnership.

2. Assumption. Upon the terms and subject to the conditions specified herein and in the Purchase Agreement, effective as of the date hereof, QTS REIT hereby assumes and agrees to hereafter pay, honor, discharge and perform, as the case may be, in a timely manner and in accordance with their respective terms, all QTG’s liabilities and obligations with respect to the Contributed Units pursuant to the agreement of limited partnership of the Partnership (but no other liabilities or obligations).

3. Admission. Simultaneously with the assignment described in Section 1 of this Agreement, QTS REIT hereby is admitted as a partner of the Partnership as to the Contributed Units, and QTS REIT agrees to be bound by all terms and conditions of the limited partnership of the Partnership as to the Contributed Units.

4. Cessation as a Member. Immediately following admission of QTS REIT as a partner of the Partnership with respect to the Contributed Units, QTG shall cease to be a partner with respect to the Contributed Units.

5. Binding Effect. This Agreement and the covenants and agreements herein set forth shall inure to the benefit of the parties hereto and their respective successors and assigns and shall be binding upon the parties hereto and their respective successors and assigns.

B-1

6. Governing Law. The validity, interpretation and effect of this Agreement shall, to the extent the particular subject matter is controlled by state law, be governed by and be construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

7. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

[Signature page follows]

B-2

IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Agreement, or caused this Agreement to be duly executed and delivered on its behalf, as of the date first set forth above.

QTS REIT QTS REALTY TRUST, INC.

By:
Name:
Title:

QTG: QUALITY TECHNOLOGY GROUP, LLC

By:
Name:
Title:

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